UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	MARCH 31, 2011

Item 1. Report to Stockholders.

Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

54819

March 31, 2011

FPA Crescent Fund

(This page has been left blank intentionally.)

LETTER TO SHAREHOLDERS

Dear Shareholders:

Overview

The optimists held sway in the first quarter of 2011 and ended the quarter on a good note, with the stock market having returned 5.9%.1 Crescent returned 4.4%, capturing 75% of the market's return with risk exposure at just 58% of capital during the period.2 We have provided a more detailed performance summary at the end of this letter.

Quarterly Winners	Quarterly Losers
AON	MSFT

COV	WMT

ESV	CSCO

Two investments — Aon and Covidien — accounted for more than 10% of the Fund's return in the period. No investment detracted from the return to that degree. The greatest negative impact in the quarter came from Microsoft (down 19 bps), a holding we have increased to take advantage of price weakness, given the current low expectations and a P/E of just 10x. There were no developments or news events to explain the price movements in any of those stocks.

Economy

As we noted previously, the world just doesn't change enough in three months to warrant quarterly commentaries on the broader economic picture. We had been doing so anyway, but found ourselves becoming needlessly repetitive. Therefore, as we discussed in our year-end 2010 shareholder commentary, the June and December letters will henceforth be more detailed, with commentary on macro issues, such as the economy and global considerations. The March and September letters will be a brief overview of what took place in the markets in the most recent period and how your portfolio may have changed, plus comments on performance.

In the interim, we will soon post to our website, www.fpafunds.com, "Wait and Hope," a speech I will deliver May 3 to the Value Investing Congress. In it, we lay out some of our larger ongoing concerns and give a detailed overview of one of our more recent investments.

Investments

We have found some value in larger, higher-quality businesses, so we continued to increase our equity exposure, and ended the period at 60.0% gross long and just 3.6% short — slightly above our historical average net exposure. On the other hand, given that there is nothing "high" about the current 5.7% yield of our corporate bond investments, such exposure continues to decline and is now just 8.3%.

Office Building Loan

Crescent is unusual among public funds in that it retains the flexibility to invest in a host of asset classes. Capitalizing on that uniqueness, we recently acquired a participation interest in a $130 million senior construction loan originated by Canyon Capital Realty Advisors LLC to fund the completion of an office building in the

1 S&P 500 used as market proxy.

2 Since we consider our debt instruments to be of limited risk at this time, we do not include them in the calculation. There have been times in the past where this has not been true, e.g., exactly two years ago — March 31, 2009 — when the yield-to-maturity of our corporate bonds was 22.8% versus just 5.7% today.

southeastern United States.3 A number of conditions had to be met before we committed funds to an illiquid private loan: 1) the borrower had to be both capable and well-intentioned; 2) the asset coverage had to be rock solid; 3) the IRR had to be equity-like; 4) the yield and yield spread had to be better than what's available in the more liquid public market; and 5) the position size had to be small enough that, if there were a significant decline in assets under management, we would not be forced to exit the investment. This investment satisfied all of those conditions.

At the time of the loan closing, the borrower had already funded approximately $170 million in equity to bring the building to 80% completion. The loan will provide the borrower with the capital to finish the 615,000 square foot, 40-story office building. Our loan is the only debt on the property, and once the loan is fully funded, it will amount to just 43% of the building's replacement value and 48% of its appraised value. Providing a further margin of safety, the deal stipulates that 35% of the loan proceeds will be "good news" money to fund tenant improvement and leasing commission costs. Under such terms, we do not provide the last $45 million dollars until after leases have been signed. The loan's economics are projected to provide our investment with an 11.8% internal rate of return — a yield that's more than 10 percentage points higher than U.S. Treasury yields and a level that provides comfort with the investment.

CVS

Although we have owned CVS since early 2010, we have subsequently purchased additional shares and hedged a portion of their Pharmacy Benefit Management business. Since the nature of the investment changed in both size and structure, we thought further discussion was warranted.

CVS lacks the international component we've sought, but we believe the pharmacy companies are well-positioned to benefit from a number of macro trends. We prefer investments where the wind is at our backs, and we believe that is the case with this company. The aging population will drive utilization. The population of older people is growing more quickly than younger age groups, and pharmacy visits will therefore increase. What's more, the 65+ cohort has almost 3x the number of prescriptions filled per year as the 19-64 cohort. In addition, the Medicare market is growing significantly and CVS is well-positioned to benefit from an estimated 32 million people expected to gain coverage, beginning in 2014.

Demand Drivers

3 Crescent's total commitment is $28.5 million, of which $4.3 was funded as of March 31.

In addition to growth in the Medicare population, CVS is well positioned to benefit from an estimated 32 million people expected to gain insurance coverage as a result of healthcare reform. Beginning in 2014, healthcare reform will expand Medicaid eligibility and will provide subsidies to purchase insurance on newly created health insurance exchanges. We look at the expansion of coverage in healthcare reform as a free option. If it hits, it could provide a 10% bump to the 636 million scripts CVS dispensed in its drugstores in 2010 and add 17% to CVS' current earnings. (CVS' 18% market share x 32 mm people x 1 Rx per person per month x 12 months x $9 incremental after-tax profit per Rx = $0.45 per share.)

The pharmacy companies, particularly the two largest national chains, are well-positioned to benefit from those trends. With half of all Rx dispensed being unplanned, retail pharmacies are a necessity for just-in-time dispensing. Retail pharmacies dispense 81% of all prescriptions — a share that's been unchanged over four years. Among pharmacy retailers, CVS and Walgreens are the best positioned, with each company operating more than 7,000 stores and ranking either #1 or #2 in 70% of the top 100 markets. CVS fills 18% of the U.S. retail drug market and has a store within three miles of 75% of the population. We expect that CVS and Walgreens will continue to gain share in a growing market, particularly from the smaller independents whose market share has been halved in the past couple of decades to about 20% today. The third significant national chain is Rite-Aid, but the company isn't much of a threat to the larger rivals because it's highly leveraged, has a third lower sales per square foot, and fulfills less than half the number of prescriptions dispensed by either CVS drugstores or Walgreens.

There has been some concern that mail order will erode walk-in business. We expect that may have some small impact over time, but over the last four years, mail order's share of the market has remained at a relatively constant 19%.

The peak of Big Pharma's productivity occurred in the mid-90s, and those drugs are now facing the end of their patent lives. Note that the R&D spend is almost 6x what it was in 1990, but the number of approvals is lower. This speaks to the fundamental challenges facing Big Pharma today.

Retail pharmacies will enjoy better margins from the coming generic wave that's due to peak in 2012, since they make more money selling generic drugs than branded. The margin expansion comes from both having more vendor options and — since they self-distribute — capturing the distributor margin for themselves on every prescription. In the example below, unit gross profit increases at CVS' pharmacies from $11.50 to $16.00, a 39% increase.

CVS has become a brand unto itself, and with that, private label opportunities will continue to proliferate. Private label products offer CVS a better gross profit opportunity on every sale. At my local supermarket, I buy Thomas' English Muffins because the private label version lacks the nooks and crannies. In general, I've found that consumers are more willing to switch to a private label item if it is something they can't taste. Medication certainly falls in that category. I now buy the little blue pills that are CVS' substitute for Aleve, the CVS brand multi-vitamin instead of Centrum, and I find their sunscreen works fine as well. The production issues and recall problems at Johnson & Johnson are adding momentum to the trend. CVS expects its private label business will rise to 20% of overall revenue in the next 2-3 years, up from 17% today. Private label sales hurt comparable store sales because the average price can be 15% to 20% less than for the equivalent branded product, but gross margin can be 10 percentage points higher, increasing the gross profit dollar by about 10%. So we believe the increase in private label over the next two years could increase retail operating income by 3.5%. This still leaves a ton of room for private label expansion. U.S. retailers like Kroger have 28% private brand penetration, which pales next to UK-based Tesco's 50%. Clearly, this leaves CVS a lot of runway for years to come.

We would be remiss not to talk about Caremark, CVS' Pharmacy Benefits Manager, since it represents almost half of CVS sales and a bit more than one-third of its profits. For those of you less familiar with the industry, a Pharmacy Benefits Manager, or PBM, is a third-party administrator of prescription drug programs. Among other services, PBMs aggregate the buying power of their many large customers to obtain lower prices from pharmacies and drug manufacturers and induce pharmacists to switch from brands to generics, thereby lowering costs in the supply chain. Caremark fills or manages 20% of all U.S. scripts, serving a network of 64,000 pharmacies and covering 53 million lives. They are the second-largest mail order pharmacy after Medco, but they lead the market in Specialty Pharmacy and Generics.

Caremark's Maintenance Choice program differentiates the company from the competition. With this uniquely integrated model, customers can get mail order pricing and still pick up their prescriptions in a CVS store — something other PBMs and drugstores don't offer. It's a great benefit for people who get caught short of necessary meds because they forgot to refill their 90-day prescription, or because it got lost in the mail. Only 15% of Caremark's members are on Maintenance Choice today, leaving an addressable opportunity of another 42%.4

In addition to the opportunities, we see some challenges facing the PBM space, including the possibility of lower future rebates, the introduction by Medicaid of legally mandated transparency of drug acquisition costs, and challenges from traditional health insurers in Specialty Pharma. As a result, we've chosen to hedge out a piece of the PBM exposure. With this hedge, we would still benefit if — as we believe — Caremark outperforms its rivals over the next few years, and would also be protected if headwinds erode the industry's profitability.

CVS' executives have proven themselves to be skilled operators as well as prudent capital allocators. Their attention to the wise use of cash makes sense because they're invested alongside us. In fact, CVS management has millions of reasons to get it right. Tom Ryan, the retiring CEO, has about $300 million of CVS equity exposure, and three other top executives have a combined exposure of more than $80 million.

4 The addressable market is 57% of total Caremark members because unions, government employees and other clients won't accept "restrictive" plans. Maintenance Choice isn't restrictive, but it can come across as pushing CVS over independent community pharmacies.

By the end of this year, CVS will have returned almost $6 per share in capital to their shareholders over four years, or approximately 18% of their average market capitalization since 2007. If you were to add debt repayment to this, the equity benefit would be 20%. CVS has publicly stated that it intends to spend $3-4 billion per year on share repurchases. Add in the dividend, and you get 7.5-9.5% per year in cash used to enhance shareholder value. Said another way, the cumulative free cash flow over the next five years should exceed 50% of the current market capitalization, and the majority of that will be returned to shareholders.

We also think the current valuation ignores what could be significant working capital improvements. CVS grew through acquisition, and it still isn't where it needs to be. For example, each distribution center (DC) serves only 378 stores compared to the 473 stores that run through the typical Walgreens DC. In 2010, CVS operated with seven inventory management systems, while Caremark had five different claims platforms. By 2013, their goal is to be down to one platform each. The company has said it can reduce retail store inventories by $2 billion over the next three years, representing about a $1.50 per CVS share, or 4.2%. That seems reasonable, since the company's retail business has 12.8% of its sales tied up in inventory net of payables, compared to Walgreens at just 6.0%. We are not suggesting that CVS is likely to get to the Walgreens' efficiency anytime soon, but it does lend some comfort to the company's guidance.

When we first purchased CVS in 2010, it was trading at about 11.5x 2011's earnings. We felt the valuation adequately compensated for our concerns regarding their PBM business — as well as for our admittedly less robust understanding of its prospects. As CVS' stock price began to tick up, the PBM comps, Medco and Express Scripts, moved up even more, actually making the CVS stub value less expensive. Using the PBM competition as a comp, we felt that the Caremark value attributable to the total enterprise was about 46%. On that basis, the value of the CVS retail stub traded to just 9.4x free cash earnings. We therefore ended up hedging a portion of the PBM exposure — to capture the lower valuation as well as to eliminate some of the risk and accompanying discomfort of what we don't know regarding the PBM business. At this point, we still have some PBM exposure, albeit reduced. We believe that Caremark can outperform its peer group as it is now being better managed by Per Lofberg, the former Medco head as its President, and is poised to benefit vis-à-vis their competition. Contributing to this will be their improved customer service, the aforementioned systems improvements, as well as the competitive advantage of their Maintenance Choice integrated model. We wouldn't characterize CVS as a homerun stock, but it should nevertheless prove to be a solid compounder over the next few years as the macro tailwinds begin to blow and are recognized by other investors.

Japan

With its aging population, a manufacturing base that has become less competitive, and the highest debt/GDP of any major economy, Japan would hardly seem worthy of our attention. However, where we find bad news, we find emotionally-guided investment decisions and an opportunity for those with a longer view and the time and capability to distill fact from fiction. Furthermore, being a value fund that is willing to pinch its nose and buy under the philosophy that "everything has a price," Japan's poor performance of -1.3% in 2010 and -17.9% over the last three years caught our attention.

During trips to Japan in March and December of 2010, our team visited more than 50 companies across the country. Our research was primarily focused on domestically oriented companies which, despite mundane growth opportunities, were trading at exceptionally low valuations of enterprise value to earnings. However, such valuations often only existed due to a sub-optimal build-up of cash over the past decade.

After visiting these investment candidates and hearing firsthand the apathetic answers to our questions regarding capital allocation, we refined our search to focus on high-quality companies that traded at a reasonable price/earnings multiple (e.g. giving no benefit for a large cash balance) and also allocated capital in a reasonably intelligent manner. It goes without saying that we applied a quality overlay to our search, and that we sought out firms occupying strong competitive positions, and whose earnings three years out were unlikely to be demonstrably lower than they are today, and hopefully higher.

Having identified a handful of investment candidates, we established embryonic positions and then largely sat on our hands and held out for lower prices before we added to our positions. We seized such a moment in the midst of the Fukushima related market sell-off, markedly taking up exposures to roughly coincide with the point of market capitulation (better to be lucky than smart). Nonetheless, the market recovered so rapidly that we failed to establish full positions, and we continue to retain dry powder to add to a select group of Japanese names if another buying opportunity presents itself. Crescent has therefore grown from zero exposure to Japan to 1.5%. Such a meager investment merits mention only because it highlights our disciplined process of waiting for opportunity.

Closing

Alexandre Dumas wrote, "All human wisdom is summed up in two words — wait and hope." We are doing both.

Respectfully submitted,

Steven Romick
President
April 19, 2011

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA Crescent Fund vs. Russell 2500, Barclay's Capital Government/Credit Index and the Balanced Benchmark from April 1, 2001 to March 31, 2011

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. The Barclay's Capital Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Barclay's Capital Government/Credit Index, reflecting a neutral mix of approximately 60% stocks and 40% bonds. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The performance of the Fund is computed on a total return basis which includes reinvestment of all distributions. Current performance may be higher or lower than the performance data shown above. The Fund's most recent month-end performance can be obtained online at www.fpafunds.com.

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

March 31, 2011

Portfolio Characteristics

	FPA Crescent		Russell 2500		S&P 500		Barclays Capital Gov't/Credit
Stocks
Price/Earnings TTM	15.2	x	25.3	x	16.7	x
Price/Earnings 2011 est.	12.7	x	17.1	x	13.5	x
Price/Book	1.8	x	2.2	x	2.3	x
Dividend Yield	2.0%		1.2%		1.9%
Average Weighted Market Cap (billion)	$59.9		$3.0		$94.1
Median Market Cap (billion)	$19.7		$0.8		$12.0
Bonds
Duration (years)	1.0						5.5
Maturity (years)	1.1						7.7
Yield-to-Worst	2.1%						2.7%
Yield-to-Worst (corporate only)	5.7%

Portfolio Analysis

10 Largest Holdings

Aon	4.0%
Ensco plc	3.9%
CVS	3.6%
Covidien	3.3%
Occidental Petroleum	3.0%
Wal-Mart Stores	2.9%
Microsoft	2.2%
Omnicare	2.2%
CIT Group Bonds*	2.0%
Pfizer	2.0%
Total	29.1%

* Various issues

Excludes U.S. Gov't Securities

Portfolio Composition

Asset Class
Common Stocks, Long	60.0%
Common Stocks, Short	-3.6%
Other	0.7%
Corporate Fixed Income	8.3%
Mortgage Backed	1.7%
US Govt Bonds and Agencies	14.4%
Liquidity**	25.8%
Geographic
U.S.	58.9%
Europe	19.6%
Other	2.9%

** Liquidity defined as cash and high quality, liquid, limited term securities

Performance Statistics

	FPA Crescent	60% R2500/ 40% BCGC	Russell 2500	S&P 500
Statistics
Gain in Up Months - Cumulative	363.4%	365.4%	564.4%	461.7%
Upside Participation		99.5%	64.4%	78.7%
Loss in Down Months - Cumulative	-162.0%	-196.7%	-350.9%	-297.6%
Downside Participation		82.4%	46.2%	54.4%
Up Month - Average	2.6%	2.6%	4.1%	3.3%
Down Month - Average	-2.2%	-2.7%	-4.5%	-3.9%
Delta between Up/Down months	4.8%	5.3%	8.6%	7.3%
Worst Month	-13.9%	-13.9%	-21.5%	-16.8%
Best Month	12.6%	9.3%	15.4%	9.8%
Standard Deviation	10.62%	11.20%	18.58%	15.39%
Sharpe Ratio (using 5% risk-free rate)	0.59	0.37	0.29	0.21
Performance
Quarter	4.4%	5.3%	8.7%	5.9%
Calendar YTD	4.4%	5.3%	8.7%	5.9%
1 Year - Trailing	12.2%	18.0%	26.1%	15.7%
3 Years - Trailing	6.5%	8.2%	8.9%	2.4%
5 Years - Trailing	6.4%	5.6%	4.4%	2.6%
10 Years - Trailing	11.2%	8.1%	8.9%	3.3%
15 Years - Trailing	10.4%	8.7%	9.5%	6.8%
From Inception[a]	11.3%	9.2%	10.4%	8.3%

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

March 31, 2011

HISTORICAL PERFORMANCE

Calendar Year-End		FPA Crescent	60% R2500/ 40% BCGC	Russell 2500	S&P 500
2010		12.0%	19.1%	26.7%	15.1%
2009		28.4%	22.5%	34.4%	26.5%
2008		-20.6%	-21.4%	-36.8%	-37.0%
2007		6.8%	3.9%	1.4%	5.5%
2006		12.4%	11.2%	16.2%	15.8%
2005		10.8%	6.0%	8.1%	4.9%
2004		10.2%	12.7%	18.3%	10.9%
2003		26.2%	28.1%	45.5%	28.7%
2002		3.7%	-6.6%	-17.8%	-22.1%
2001		36.1%	4.8%	1.2%	-11.9%
2000		3.6%	7.9%	4.3%	-9.1%
1999		-6.3%	13.3%	24.2%	21.0%
1998		2.8%	4.9%	0.4%	28.6%
1997		22.0%	18.5%	24.4%	33.4%
1996		22.9%	12.6%	19.0%	23.0%
1995		26.0%	26.7%	31.7%	37.6%
1994		4.3%	-2.0%	-1.1%	1.3%
1993	[a]	9.6%	8.2%	10.1%	5.3%

Objective, Strategy and Rankings

Objective

The Fund's investment objective is to provide a total return consistent with reasonable investment risk through a combination of income and capital appreciation. We employ a strategy of selectively investing across a company's capital structure (i.e., a combination of equity and debt securities) that we believe have the potential to increase in market value, in order to achieve rates of return with less risk than the broad U.S. equity indices.

Strategy

To invest across a company's capital structure to meet our objective. This includes investing in Common and Preferred Stocks, Convertible Bonds, High-Yield Bonds, and Bank Debt. There is an occasional use of Government Bonds.

Downside Protection

FPA Crescent's ratio of positive to negative monthly performance is, on average from inception,a 9% better than the equity indexes. FPA Crescent has, on average from inception, captured 72% of the upside monthly performance but just 50% of the downside when compared to the equity indexes.

Volatility

FPA Crescent has exhibited much less volatility as measured by its Standard Deviation from inception.a On average, the Fund's Standard Deviation is 37% lower than the equity indexes. FPA Crescent has a much lower delta in its average monthly performance, i.e., the difference between the average positive and negative month when compared to the equity indexes.

FPA Crescent has had only two years of negative performance since inception,a the worst a loss of 21%. FPA Crescent's maximum drawdown is 37% better than its benchmarks.

	Crescent	60% R2500/40% BCGC	R2500	S&P 500
Number loss years since inception[a]	2	3	3	4
Maximum Drawdown[b]	-29%	-33%	-53%	-51%

Performance

FPA Crescent has beaten the stock indexes for the inception-to-date time period.a

Conclusion

FPA Crescent has met its objective since inception, having achieved higher absolute rates of return than the indexes and a dramatically higher Sharpe Ratio.a

NOTES

a Inception date is June 2, 1993. Returns from inception are annualized. The annualized performance of the Russell 2500 and Barclays Capital Government/Credit Indexes begins 6/1/93.

b Maximum Drawdown is the largest percentage peak to trough decline in value that has occurred since inception.

Past performance is not necessarily indicative of future results. All returns assume the reinvestment of dividends and distributions. There are no assurances that the Fund will meet its stated objectives. The Fund's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Distributed by FPA Fund Distributors, Inc., a subsidiary of First Pacific Advisors, LLC.

Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Barclays Capital Government/Credit Index, reflecting the Fund's neutral mix of 60% stocks and 40% bonds.

Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalizations.

Barclays Capital Government/Credit Index is an unmanaged index of investment grade bonds, including U.S. Government Treasury bonds, corporate bonds, and yankee bonds.

S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

MAJOR PORTFOLIO CHANGES

For the Six Months March 31, 2011
(Unaudited)

Shares or Principal Amount
NET PURCHASES
Common Stocks
Anheuser-Busch InBev SA/NV (ADR)	520,000 shs.
Aon Corporation	570,000 shs.
CVS Caremark Corporation	5,687,000 shs.
Hewlett-Packard Company	694,000 shs.
Johnson & Johnson	432,000 shs.
Kraft Foods Inc. (Class A)	400,000 shs.
Microsoft Corporation	3,220,000 shs.
Occidental Petroleum Corporation	130,000 shs.
Omnicare, Inc.	775,000 shs.
Pfizer Inc.	1,555,000 shs.
Thermo Fisher Scientific Inc.	175,500 shs.
Total S.A. (ADR)	282,000 shs.
Transatlantic Holdings Inc.	410,000 shs.
The Travelers Companies, Inc.	304,000 shs.
Unilever N.V. (1)	2,954,668 shs.
Unilever N.V. — NY shares (1)	310,332 shs.
Wal-Mart Stores, Inc.	1,707,000 shs.
NET SALES
Common Stocks
Chevron Corporation (2)	298,300 shs.
Discover Financial Services	596,000 shs.
G & K Services, Inc. (2)	458,502 shs.
Health Net, Inc. (2)	756,000 shs.
Koninklijke Philips Electronics N.V. (2)	1,009,757 shs.
Lowe's Companies, Inc. (2)	396,400 shs.
Non-Convertible Bonds & Debentures
Capital Automotive LP — 2.76% 2010 (Floating) (2)	$62,290,355
CIT Group Inc. — 7% 2013 (2)	$27,060,470

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2011

COMMON STOCKS — LONG	Shares	Value
ENERGY — 13.2%
Apache Corporation	715,000	$93,607,800
Arkema S.A.	806,000	73,207,610
Ensco plc (ADR)†	4,085,000	236,276,400
Groupe Bruxelles Lambert S.A. (ADR)	650,000	60,696,545
Occidental Petroleum Corporation	1,740,000	181,812,600
Rowan Companies, Inc.	774,000	34,195,320
Total S.A. (ADR)	1,200,000	73,164,000
Transocean Ltd.*	552,000	43,028,400
		$795,988,675
HEALTH CARE — 11.5%
Abbott Laboratories	1,217,000	$59,693,850
Amgen Inc.*	328,600	17,563,670
Covidien plc	3,875,000	201,267,500
Johnson & Johnson	1,105,000	65,471,250
Omnicare, Inc.	4,100,000	122,959,000
Pfizer Inc.	5,875,000	119,321,250
Thermo Fisher Scientific Inc.	520,000	28,886,000
WellPoint, Inc.*	1,130,000	78,862,700
		$694,025,220
RETAILING — 9.3%
CVS Caremark Corporation	6,292,000	215,941,440
eBay Inc.*	1,143,700	35,500,448
PetSmart, Inc.	2,200,000	90,090,000
Walgreen Co.	1,114,500	44,736,030
Wal-Mart Stores, Inc.	3,400,000	176,970,000
		$563,237,918
FINANCIAL SERVICES — 6.3%
Aon Corporation	4,530,000	$239,908,800
CIT Group Inc.*	740,303	31,499,893
Discover Financial Services	549,700	13,258,764
Transatlantic Holdings Inc.	1,170,000	56,943,900
The Travelers Companies, Inc.	645,000	38,364,600
		$379,975,957

PORTFOLIO OF INVESTMENTS

March 31, 2011

COMMON STOCKS — LONG — Continued	Shares or Principal Amount	Value
TECHNOLOGY — 4.6%
Hewlett-Packard Company	1,915,000	$78,457,550
Microsoft Corporation	5,250,000	133,140,000
Western Digital Corporation*	1,750,000	65,257,500
		$276,855,050
CONSUMER NON-DURABLE GOODS — 4.2%
Anheuser-Busch InBev SA/NV (ADR)	1,880,000	$107,479,600
Kraft Foods Inc. (Class A)	1,355,000	42,492,800
Unilever N.V. — NY shares	310,332	9,732,011
Unilever N.V.	2,954,668	92,645,388
WestPoint International, Inc.*,**,††	167,161	1,240,335
WestPoint International, Inc. — rights*,**,††	149,230	—
		$253,590,134
INDUSTRIAL PRODUCTS — 2.2%
AGCO Corporation*	675,000	$37,104,750
Cookson Group plc	3,582,030	39,610,804
Henkel AG & Co. KGaA	556,278	29,062,800
Trinity Industries, Inc.	679,200	24,906,264
		$130,684,618
TELECOMMUNICATIONS — 1.7%
Vodafone Group plc (ADR)	3,640,000	$104,650,000
REAL ESTATE — 1.1%
Countrywide Holdings, Ltd. — A*,**	3,111,470	$13,224,059
Countrywide Holdings, Ltd. — B*,**	3,111,470	49,783
Genting Malaysia Berhad	45,473,200	55,331,790
		$68,605,632
AUTOMOTIVE — 0.4%
Group 1 Automotive, Inc.	502,200	$21,494,160
OTHER COMMON STOCKS — 5.4%		$327,889,684
TOTAL COMMON STOCKS (Cost $2,936,753,820) — 59.9%		$3,616,997,048
LIMITED PARTNERSHIP — 0.7% (Cost $40,473,251)
Endeavour Financial Restoration Fund, L.P.*,**,††	$32,000,000	$33,567,712
U.S. Farming Realty Trust, L.P.*,**,††	8,473,251	8,473,251
		$42,040,963

PORTFOLIO OF INVESTMENTS

March 31, 2011

	Principal Amount	Value
CURRENCY FORWARDS — (0.0%)
Euro @ €1.36293 — 05/10/11*	€40,000,000	$(2,170,800)
Yen @ ¥83.439 — 05/16/11*	¥2,000,000,000	(80,418)
Yen @ ¥80.163 — 06/20/11*	¥1,250,000,000	561,964
Yen @ ¥78.842 — 06/20/11*	¥210,000,000	138,302
Yen @ ¥80.80 — 06/27/11*	¥800,000,000	280,981
Yen @ ¥82.966 — 06/27/11*	¥180,000,000	5,061
Yen @ ¥81.11 — 06/27/11*	¥130,000,000	39,510
Yen @ ¥82.758 — 06/27/11*	¥55,000,000	3,213
Yen @ ¥81.943 — 07/14/11*	¥730,000,000	130,373
Yen @ ¥83.0075 — 07/14/11*	¥830,000,000	18,337
Euro @ €1.2957 — 01/17/12*	€15,000,000	(1,822,500)
		$(2,895,977)
BONDS & DEBENTURES CONVERTIBLE BONDS & DEBENTURES ENERGY — 0.2%
Transocean Ltd. — 1.5% 2037	$9,888,000	$9,764,400
HEALTH CARE — 0.2%
Omnicare Inc. — 3.75% 2025	$6,959,000	$8,846,629
ADVERTISING — 0.1%
The Interpublic Group of Companies, Inc. — 4.25% 2023	$7,584,000	$8,731,080
FINANCIAL SERVICES — 0.1%
iStar Financial Inc. — 0.80281% 2012 (Floating)	$8,911,000	$8,220,397
AUTOMOTIVE — 0.1%
Group 1 Automotive, Inc. — 2.25% 2036	$7,000,000	$7,148,750
TOTAL CONVERTIBLE BONDS & DEBENTURES — 0.7% (Cost $30,274,277)		$42,711,256

PORTFOLIO OF INVESTMENTS

March 31, 2011

NON-CONVERTIBLE BONDS & DEBENTURES	Principal Amount	Value
CORPORATE BONDS & DEBENTURES FINANCIAL SERVICES — 5.9%
American Capital, Ltd. — 7.96% 2013	$46,724,000	$48,198,609
CIT Group Inc.
—6.25% 2015 (Floating)**	12,893,422	13,150,775
—7% 2014	12,900,711	13,125,183
—7% 2015	12,900,711	13,045,844
—7% 2016	21,501,189	21,554,942
—7% 2017	30,101,668	30,139,295
Delta Air Lines, Inc. — 7.111% 2011	9,971,000	10,177,599
Ford Credit Europe (Series F) — 7.125% 2012	€14,800,000	21,660,638
International Lease Finance Corporation
—4.75% 2012	$5,817,000	5,863,361
—5.3% 2012	7,675,000	7,807,624
—5.35% 2012	14,816,000	15,046,537
—5.4% 2012	1,628,000	1,666,372
—5.65% 2014	5,515,000	5,554,708
—5.75% 2011	5,638,000	5,678,199
—5.875% 2013	6,976,000	7,140,982
—6.625% 2013	1,612,000	1,671,241
—6.75% 2015 (Floating)**	2,826,615	2,842,897
—7% 2016 (Floating)**	2,073,385	2,097,664
iStar Financial Inc.
—5.125% 2011	2,272,000	2,272,000
—5.7% 2014	20,649,000	19,365,458
—6.05% 2015	6,912,000	6,377,979
—5.875% 2016	18,785,000	16,792,475
—5.85% 2017	4,950,000	4,320,806
Northwest Airlines Corporation — 6.841% 2011	1,579,000	1,579,000
SLM Corporation — 5.45% 2011	6,280,000	6,291,869
Springleaf Financial Services
—4.875% 2012	8,141,000	8,014,245
—5.375% 2012	18,011,000	17,725,886
—5.625% 2011	26,430,000	26,607,610
—5.85% 2013	3,486,000	3,417,117
—5.9% 2012	357,000	352,066
—6.5% 2017	6,000,000	5,328,600
—6.9% 2017	15,366,000	13,727,677
		$358,595,258

PORTFOLIO OF INVESTMENTS

March 31, 2011

NON-CONVERTIBLE BONDS & DEBENTURES — Continued	Principal Amount	Value
REAL ESTATE — 1.8%
Countrywide Holdings, Ltd. — 10% 2018 Reg S**	$256,767	$412,833
Countrywide Holdings, Ltd. — 10% 2018**	8,348,952	13,423,524
MOB Participation — 9.75% 2014**††	4,295,504	4,295,504
Stanwich Mortgage Loan Trust Series
2009-2 — 8.71% 2049**	15,885,206	7,057,797
2010-1 — 14.90% 2047**	17,922,969	9,237,498
2010-2 — 4.15% 2057**	59,258,184	29,966,864
2010-3 — 6.93% 2038**	29,914,985	15,199,804
2010-4 — 7.04% 2049**	68,201,641	32,211,635
		$111,805,459
INDUSTRIAL PRODUCTS — 0.4%
KION Group
—2.512% 2014 Term Loan B (Floating)**	$12,496,897	$12,121,990
—2.7622% 2015 Term Loan C (Floating)**	12,496,190	12,121,304
		$24,243,294
AUTOMOTIVE — 0.3%
Penske Automotive Group — 7.75% 2016	$16,390,000	$16,881,700
MULTI-INDUSTRY — 0.3%
Leucadia National Corporation — 7.125% 2017	$15,967,000	$16,796,326
UTILITIES — 0.3%
RRI Energy, Inc. — 7.625% 2014	$15,230,000	$15,671,213
RETAILING — 0.1%
Sears Roebuck Acceptance Corp. — 6.7% 2012	$6,748,000	$6,925,135
BUSINESS SERVICES — 0.1%
First Data Corporation — 3.002% 2014 (Floating)**	$4,658,972	$4,478,577
TOTAL CORPORATE BONDS & DEBENTURES — 9.2%		$555,396,962
U.S. GOVERNMENT & AGENCIES — 24.1%
Federal Home Loan Mortgage Corporation — 5% 2018	$2,118,692	$2,148,353
Federal National Mortgage Association
—0.33% 2012 (Floating)	35,570,000	35,598,456
—7.5% 2028	53,876	61,920

PORTFOLIO OF INVESTMENTS

March 31, 2011

NON-CONVERTIBLE BONDS & DEBENTURES — Continued	Principal Amount	Value
U.S. Treasury Notes
—0.75% 2011	$164,800,000	$165,366,912
—0.75% 2012†	50,000,000	50,199,000
—0.875% 2011†	110,000,000	110,064,900
—0.875% 2012	100,000,000	100,492,000
—1% 2011†	60,000,000	60,171,000
—1% 2011	288,500,000	289,492,440
—1% 2011	80,000,000	80,321,600
—1% 2011	80,000,000	80,368,800
—1% 2011	50,000,000	50,273,500
—1% 2012	190,000,000	191,254,000
—1% 2012	130,000,000	130,894,400
—4.875% 2011	107,500,000	109,200,650
TOTAL U.S. GOVERNMENT & AGENCIES		$1,455,907,931
TOTAL NON-CONVERTIBLE BONDS & DEBENTURES —33.3% (Cost $1,866,828,787)		$2,011,304,893
TOTAL INVESTMENT SECURITIES — 94.6% (Cost $4,874,330,135)		$5,710,158,183
SHORT-TERM INVESTMENTS — 7.7%
Short-term Corporate Notes:
General Electric Capital Corporation — 0.05% 04/01/11	$42,107,000	$42,107,000
Toyota Motor Credit Corporation — 0.18% 04/01/11	55,000,000	55,000,000
Chevron Funding Corporation — 0.16% 04/05/11	60,000,000	59,998,933
Chevron Funding Corporation — 0.08% 04/06/11	90,000,000	89,999,000
Exxon Mobil Corporation — 0.15% 04/07/11	50,000,000	49,998,750
Exxon Mobil Corporation — 0.15% 04/11/11	45,000,000	44,998,125
Exxon Mobil Corporation — 0.10% 04/15/11	50,000,000	49,998,056
Exxon Mobil Corporation — 0.11% 04/27/11	70,000,000	69,994,439
TOTAL SHORT-TERM INVESTMENTS (Cost $462,094,303)		$462,094,303
TOTAL INVESTMENTS — 102.3% (Cost $5,336,424,438)		$6,172,252,486

PORTFOLIO OF INVESTMENTS

March 31, 2011

SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS SOLD SHORT
American Greetings Corporation (Class A)	(417,000)	$(9,841,200)
Avalonbay Communities, Inc.	(100,400)	(12,056,032)
Banco Bilbao Vizcaya Argentaria, S.A. (ADR)	(197,683)	(2,372,196)
Banco Popular Espanol, S.A.	(280,472)	(1,648,755)
Capital One Financial Corporation	(84,400)	(4,385,424)
Douglas Emmett	(415,400)	(7,788,750)
Essex Propertry Trust, Inc.	(87,900)	(10,899,600)
Express Scripts, Inc.	(292,000)	(16,238,120)
Federal Realty Investment Trust	(106,800)	(8,710,608)
Frontier Oil Corporation	(235,000)	(6,890,200)
HCP, Inc.	(225,600)	(8,559,264)
Henkel AG & Co. KGaA vorzug preference	(556,278)	(34,545,809)
Hospitality Properties Trust	(182,300)	(4,220,245)
Intuitive Surgical, Inc.*	(9,900)	(3,301,254)
Jarden Corporation	(102,900)	(3,660,153)
Medco Health Solutions, Inc.	(266,000)	(14,938,560)
PharMerica Corporation*	(316,600)	(3,621,904)
Pool Corporation	(143,000)	(3,447,730)
Tesoro Corporation	(325,000)	(8,719,750)
Texas Roadhouse, Inc. (Class A)	(297,000)	(5,046,030)
Urban Outfitters, Inc.*	(130,900)	(3,904,747)
Ventas Inc.	(61,800)	(3,355,740)
Verizon Communications Inc.	(880,000)	(33,915,200)
TOTAL COMMON STOCKS SOLD SHORT		$(212,067,271)
OTHER SECURITIES SOLD SHORT		$(6,440,898)
TOTAL SECURITIES SOLD SHORT (3.6)% (Proceeds $179,479,836)		$(218,508,169)
Other assets less liabilities, net — 1.3%		$79,022,044
TOTAL NET ASSETS — 100.0%		$6,032,766,361

*  Non-income producing security.

**  Restricted securities. These restricted securities constituted 3.6% of total net assets at March 31, 2011.

†  Security segregated as collateral for common stocks sold short.

††  These securities have been valued by Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted less than 1% of total net assets at March 31, 2011.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2011

ASSETS
Investments at value:
Investment securities — at market value (identified cost $4,874,330,135)	$5,710,158,183
Short-term investments — at amortized cost (maturities 60 days or less)	462,094,303	$6,172,252,486
Cash		441
Deposits for securities sold short		111,874,116
Receivable for:
Capital stock sold	$57,986,055
Investment securities sold	15,719,447
Dividends and accrued interest	13,729,550	87,435,052
		$6,371,562,095
LIABILITIES
Payable for:
Securities sold short, at market value (proceeds $179,479,836)	$218,508,169
Investment securities purchased	111,280,310
Advisory fees and financial services	5,307,388
Capital stock repurchased	1,656,720
Accrued expenses	1,044,600
Dividends on securities sold short	496,730
Deferred revenue	272,334
Other liabilities	229,484	338,795,735
NET ASSETS		$6,032,766,360
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 215,646,987 outstanding shares		$5,201,458,529
Undistributed net realized gain on investments		7,450,169
Undistributed net investment income		27,057,947
Unrealized appreciation of investments		796,799,715
NET ASSETS		$6,032,766,360
NET ASSET VALUE
Offering and redemption price per share		$27.98

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2011

INVESTMENT INCOME
Interest		$52,907,742
Dividends		40,774,273
		$93,682,015
EXPENSES:
Advisory fees	$42,580,934
Short sale dividend expense	5,091,025
Financial services	4,258,093
Transfer agent fees and expenses	2,428,773
Registration fees	426,085
Reports to shareholders	366,045
Custodian fees and expenses	249,704
Trustees' fees and expenses	85,508
Insurance	84,116
Audit and tax services	52,718
Legal fees	27,330
Other expenses	64,144	55,714,475
Net investment income		$37,967,540
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Net realized gain on sale of investment securities	$108,984,445
Net realized loss on expiration of foreign currency contracts	(1,689,302)
Net realized loss on sale of investment securities sold short	(1,047,798)
Net realized gain on investments		$106,247,345
Change in unrealized appreciation of investments:
Investment securities	$445,108,891
Investment securities sold short	(26,872,387)
Foreign currency contracts	(2,895,977)
Change in unrealized appreciation of investments		415,340,527
Net realized and unrealized gain on investments		$521,587,872
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$559,555,412

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2011		Year Ended March 31, 2010
CHANGES IN NET ASSETS
Operations:
Net investment income	$37,967,540		$29,857,641
Net realized gain on investments	106,247,345		67,790,528
Change in unrealized appreciation of investments	415,340,527		502,812,222
Change in net assets resulting from operations		$559,555,412		$600,460,391
Distributions to shareholders from:
Net investment income	$(49,746,263)		$(27,006,855)
Net realized capital gains	(103,884,264)	(153,630,527)	—	(27,006,855)
Capital Stock transactions:
Proceeds from Capital Stock sold	$2,876,927,048		$1,734,892,115
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	127,104,312		22,874,924
Cost of Capital Stock repurchased*	(668,900,469)	2,335,130,891	(302,570,597)	1,455,196,442
Total change in net assets		$2,741,055,776		$2,028,649,978
NET ASSETS
Beginning of year		3,291,710,584		1,263,060,606
End of year		$6,032,766,360		$3,291,710,584
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		109,248,155		72,935,068
Shares issued to shareholders upon reinvestment of dividends and distributions		4,962,511		981,326
Shares of Capital Stock repurchased		(25,757,291)		(12,818,876)
Change in Capital Stock outstanding		88,453,375		61,097,518

*  Net of redemption fees of $698,167 and $419,508 for the years ended March 31, 2011 and 2010, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended March 31,
	2011	2010	2009	2008	2007
Per share operating performance:
Net asset value at beginning of year	$25.88	$19.11	$24.99	$26.98	$26.47
Income from investment operations:
Net investment income	$0.31	$0.31	$0.35	$0.59	$0.72
Net realized and unrealized gain (loss) on investment securities	2.75	6.77	(5.63)	0.33	1.66
Total from investment operations	$3.06	$7.08	$(5.28)	$0.92	$2.38
Less distributions:
Dividends from net investment income	$(0.32)	$(0.31)	$(0.37)	$(0.75)	$(0.53)
Distributions from net realized capital gains	(0.64)	—	(0.23)	(2.16)	(1.34)
Total distributions	$(0.96)	$(0.31)	$(0.60)	$(2.91)	$(1.87)
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$27.98	$25.88	$19.11	$24.99	$26.98
Total investment return**	12.22%	37.22%	(21.57)%	3.30%	9.26%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$6,032,766	$3,291,711	$1,263,061	$1,246,165	$1,407,249
Ratio of expenses to average net assets	1.28%†	1.34%†	1.50%†	1.34%†	1.35%†
Ratio of net investment income to average net assets	0.87%	1.32%	1.65%	2.06%	2.68%
Portfolio turnover rate	20%	32%	32%	29%	29%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions.

†  For the years ended March 31, 2011, 2010, 2009, 2008 and 2007, the expense ratio includes short sale dividend expense equal to 0.12%, 0.17%, 0.27%, 0.12% and 0.10% of average net assets, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2011

NOTE 1 — Significant Accounting Policies

The FPA Funds Trust is registered under the Investment Company Act of 1940, as amended. FPA Crescent Fund (the "Fund") is an open-end, diversified, management investment company. At March 31, 2011, the FPA Funds Trust was comprised of only the Fund. The Fund's investment objective is to provide a total return consistent with reasonable risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 9.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Credit Risk: The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Fund has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans

NOTES TO FINANCIAL STATEMENTS

Continued

and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding securities sold short and short-term investments with maturities of 60 days or less at the time of purchase) aggregated $4,004,968,304 for the year ended March 31, 2011. The proceeds and cost of securities sold resulting in net realized gains of $106,247,345 aggregated $1,827,416,338 and $1,721,168,993, respectively, for the year ended March 31, 2011. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at March 31, 2011, were as follows:

Undistributed Ordinary Income	$30,435,780
Undistributed Net Realized Gains	$7,728,695

The tax status of distributions paid during the fiscal year ended March 31, 2011 and 2010 was as follows:

	2011	2010
Dividends from Ordinary Income	$80,095,729	$27,006,855
Distributions from Long-term Capital Gains	$73,534,798	—

The cost of investment securities (excluding securities sold short) held at March 31, 2011, for federal income tax purposes was $4,877,860,211. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2011, for federal income tax purposes was $878,163,955 and $45,865,983, respectively resulting in net unrealized appreciation of $832,297,972. As of and during the period ended March 31, 2011, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before March 31, 2008 or by state tax authorities for years ended on or before March 31, 2007.

During the year ended March 31, 2011, the Fund reclassified $21,568,988 of gains on bonds, originally purchased at a discount, from undistributed capital gains to undistributed net investment income to align financial reporting with tax reporting.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. The Adviser has agreed to voluntarily reduce its fees for any annual expenses (exclusive of short sale dividends, interest, taxes, the cost of any supplemental statistical and research information, and extraordinary

NOTES TO FINANCIAL STATEMENTS

Continued

expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely.

For the year ended March 31, 2011, the Fund paid aggregate fees of $85,508 to all Trustees who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors. Inc.

NOTE 6 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended March 31, 2011, the Fund collected $698,167 in redemption fees, which amounts to less than $0.01 per share.

NOTE 8 — Distributor

FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received no fees for distribution services during the year. The distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 9 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith by, or under the direction of, the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

NOTES TO FINANCIAL STATEMENTS

Continued

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2011:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks – Long	$3,602,482,871	—	$14,514,177	$3,616,997,048
Limited Partnerships	—	—	42,040,963	42,040,963
Convertible Bonds	—	$42,711,256	—	42,711,256
Non Convertible Bonds	—	443,591,503	111,805,459	555,396,962
U.S. Government & Agencies	1,453,697,658	2,210,273	—	1,455,907,931
Short-Term Investments	—	462,094,303	—	462,094,303
	$5,054,482,823	$952,305,041	$168,360,599	$6,175,148,463
Currency Forwards	$—	$(2,895,977)	$—	$(2,895,977)
Securities Sold Short
Common Stocks Sold Short	$(212,067,271)	—	—	$(212,067,271)
Other Securities Sold Short	—	$(6,440,898)	—	(6,440,898)
	$(212,067,271)	$(6,440,898)	—	$(218,508,169)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the year ended March 31, 2011:

Investments	Beginning Value at March 31, 2010	Net Realized and Unrealized Gains (Losses)*	Net Purchases (Sales)	Net Transfers In (Out)**	Ending Value at March 31, 2011
Common Stocks – Long	$1,410,839	$(170,504)	—	$13,273,842	$14,514,177
Limited Partnership	30,578,150	989,562	$10,473,251	—	42,040,963
Non-Convertible Bonds & Debentures:	11,350,391	386,011	86,645,533	13,423,524	111,805,459
	$43,339,380	$1,205,069	$97,118,784	$26,697,366	$168,360,599

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

**  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no significant transfers between Level 1 and Level 2 during the year ended March 31, 2011.

NOTE 10 — Subsequent Events

As of the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF FPA CRESCENT FUND AND
BOARD OF TRUSTEES OF FPA FUNDS TRUST

We have audited the accompanying statement of assets and liabilities of FPA Crescent Fund (the "Fund"), including the portfolio of investments, as of March 31, 2011, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Crescent Fund as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
May 16, 2011

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2011 (unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though FPA Crescent Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2010	$1,000.00	$1,000.00
Ending Account Value March 31, 2011	$1,122.20	$1,018.69
Expenses Paid During Period*	$6.61	$6.31

*  Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2011 (182/365 days).

TRUSTEE AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Trust/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (75)*	Trustee & Chairman† Years Served: 8	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick – (74)*	Trustee† Years Served: 2	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	6

Alfred E. Osborne, Jr. – (66)*	Trustee† Years Served: 8	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Independent Directors Council, Wedbush, Inc., Heckmann Corporation and Kaiser Aluminum, Inc.

Patrick B. Purcell – (68)*	Trustee† Years Served: 5	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial and Administrative Officer from 1989 to March 1998, of Paramount Pictures.	4	The Ocean Conservancy and The Motion Picture and Television Fund

Allan M. Rudnick – (70)*	Trustee† Years Served: 1	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007	3	California Council on Economic Education

Steven Romick – (48)	Trustee,† President & Chief Investment Officer Years Served: 17	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1996 to 2006.	1	Arden Group, Inc.

Eric S. Ende – (66)	Vice President Years Served: 8	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

J. Richard Atwood – (50)	Treasurer Years Served: 8	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (54)	Chief Compliance Officer Years Served: 8	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (56)	Secretary Years Served: 8	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (44)	Assistant Treasurer Years Served: 5	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

(This page has been left blank intentionally.)

FPA CRESCENT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115

30 Dan Road
Canton, Massachusetts 02021-2809

(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Crescent Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2010 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                    Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)           Not Applicable

(c)           During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                    Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Willard H. Altman, Jr. and Patrick B. Purcell, each of whom is a member of the registrant’s audit committee and board of trustees, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designees’ duties, obligations or liability as compared to each of their duties, obligations or liability as a member of the audit committee and of the board of trustees. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of trustees.

Item 4.                    Principal Accountant Fees and Services.

	2010	2011
(a) Audit Fees	$42,600	$45,000
(b) Audit Related Fees	-0-	-0-
(c) Tax Fees	$7,150	$7,150
(d) All Other Fees	-0-	-0-

(e)(1)      Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)      Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)           Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)           Disclose whether the registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                    Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the  second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                  Exhibits.

(a)(1)      Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form  N-CSR.  Attached hereto as Ex.99.CODE.ETH.

(a)(2)      Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)       Not Applicable

(b)           Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:  May 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:  May 23, 2011

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:  May 23, 2011